UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.
As previously announced, on May 7, 2021, Dr. Hassell H. McClellan retired from the Board of Directors of Barnes Group Inc. (the "Company").

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Stockholders on May 7, 2021.

The Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2021. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(1)	Election of directors: The following individuals were elected to serve as directors for a term expiring at the 2022 Annual Meeting of Stockholders or upon the election and qualification of their successors, and the voting results for each of the nominees were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas O. Barnes	36,597,872	8,326,816	3,752	2,587,821
Elijah K. Barnes	43,782,722	1,141,523	4,195	2,587,821
Patrick J. Dempsey	44,711,031	210,253	7,156	2,587,821
Richard J. Hipple	43,267,608	1,640,963	19,869	2,587,821
Thomas J. Hook	43,777,581	1,130,296	20,563	2,587,821
Daphne E. Jones	44,701,253	181,786	45,401	2,587,821
Mylle H. Mangum	40,622,879	4,263,083	42,478	2,587,821
Hans-Peter Männer	44,717,104	198,705	12,631	2,587,821
William J. Morgan	43,461,363	1,455,079	11,998	2,587,821
Anthony V. Nicolosi	44,728,606	181,629	18,205	2,587,821
JoAnna L. Sohovich	44,226,240	661,352	40,848	2,587,821

(2)	Advisory vote for the resolution to approve the Company’s executive compensation. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,480,829	1,364,034	83,577	2,587,821

(3)	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2021. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
46,522,081	948,808	45,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.
(Registrant)

Date: May 10, 2021	By:	/s/ JAMES C. PELLETIER
James C. Pelletier Senior Vice President, General Counsel and Secretary